UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): April 30, 2025
SOLVENTUM CORPORATION
(Exact Name of Registrant as Specified in Its Charter)

Delaware	File No. 001-41968	92-2008841
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3M Center, Building 275-6W 2510 Conway Avenue East, Maplewood, Minnesota		55144
(Address of Principal Executive Offices)		(Zip Code)
(Registrant’s Telephone Number, Including Area Code) (651) 733-1110
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, Par Value $.01 Per Share	SOLV	New York Stock Exchange
Securities registered pursuant to section 12(g) of the Act: None
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company     ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the exchange Act.     ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.
Solventum Corporation (“Solventum”) held its annual meeting of shareholders on April 30, 2025. Set forth below are the final voting results for each of the matters submitted to a vote of the shareholders. For more information about the proposals set forth below, please see our definitive proxy statement filed with the U.S. Securities and Exchange Commission on March 21, 2025 (“Proxy Statement”).
Proposal Number 1: The shareholders elected each of the four Class I nominees to the Board of Directors for a three-year term by the vote of the majority of votes cast, in accordance with Solventum’s Bylaws.

Nominee	Votes For	Votes Against	Abstentions	Broker Non-Votes
Glenn A. Eisenberg	136,413,166	539,798	582,467	16,218,224
Elizabeth A. Mily	136,439,426	532,358	563,647	16,218,224
John H, Weiland	136,422,829	527,320	585,282	16,218,224
Amy A. Wendell	135,548,343	1,341,502	645,586	16,218,224
Proposal Number 2: The shareholders approved, on an advisory basis, the compensation of Solventum’s Named Executive Officers as described in the Proxy Statement.

Votes For	Votes Against	Abstentions	Broker Non-Votes
117,421,361	19,247,470	866,600	16,218,224

Proposal Number 3: The shareholders cast non-binding votes on the frequency with which Solventum should offer shareholders the opportunity to cast future advisory votes on the compensation of its named executive officers (every 1 year, 2 years, or 3 years). A plurality of shareholders favored an annual advisory vote on the Company’s executive compensation. Based on the Board of Directors’ recommendation in the Proxy Statement and the voting results, Solventum has determined to hold an advisory vote on executive compensation annually.

One Year	Two Years	Three Years	Abstentions	Broker Non-Votes
135,522,957	262,972	1,071,704	677,798	16,218,224

Proposal Number 4: The shareholders ratified the appointment of PricewaterhouseCoopers LLP as Solventum’s independent registered public accounting firm for the fiscal year ending December 31, 2025.

Votes For	Votes Against	Abstentions	Broker Non-Votes
152,696,656	417,038	639,961	N/A

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SOLVENTUM CORPORATION

By:	/s/ Matthew M. Rice

Matthew M. Rice
Vice President, Associate General Counsel & Assistant Secretary

Dated: May 2, 2025